Exhibit 10.69

PAGE 1 OF 4

City National Bank

an RBC Company

350 S. Grand Ave.

Los Angeles, CA 90071

SWIFT Address: CINAUS6L

MARCH 13, 2020

Irrevocable Standby Letter of Credit Number: ______________

BENEFICIARY:

SAN DIEGO SYCAMORE, LLC

C/O LONGFELLOW REAL ESTATE PARTNERS

260 FRANKLIN STREET, SUITE 1920

BOSTON, MA 02110

ATTN: ASSET MANAGEMENT

APPLICANT:

HISTOGEN, INC

10655 SORRENTO VALLEY ROAD

SAN DIEGO, CA 92121

ATTN: RICHARD PASCOE

CHAIRMAN & CEO

AMOUNT: USD250,000.00

(U.S.DOLLARS TWO HUNDRED FIFTY THOUSAND AND 00/100 ONLY)

EXPIRY DATE AND PLACE: MARCH 13, 2021 AT

CITY NATIONAL BANK

INTERNATIONAL DEPARTMENT,

350 S. GRAND AVENUE, MAIL CODE 944-01,

LOS ANGELES, CALIFORNIA 90071

LADIES/GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN FAVOR OF SAN DIEGO SYCAMORE, LLC (“BENEFICIARY”) FOR ACCOUNT OF HISTOGEN, INC (“APPLICANT”) AVAILABLE BY PAYMENT OF YOUR DRAFT(S) AT SIGHT IN THE FORM ATTACHED HERETO AS EXHIBIT A WITH APPROPRIATE INSERTIONS AND ACCOMPANIED BY DOCUMENTS AS SPECIFIED BELOW:

1. THIS ORIGINAL STANDBY LETTER OF CREDIT, AND AMENDMENT(S), IF ANY.

2. BENEFICIARY’S SIGNED AND DATED STATEMENT WORDED AS FOLLOWS:

“WE ARE ENTITLED TO DRAW ON LETTER OF CREDIT NO. (LC NO.) PURSUANT TO THE TERMS OF THAT CERTAIN LEASE BY AND BETWEEN SAN DIEGO SYCAMORE, LLC, AS LANDLORD AND HISTOGEN, INC AS TENANT.”

OR,

“THE UNDERSIGNED, AN AUTHORIZED SIGNER FOR SAN DIEGO SYCAMORE, LLC CERTIFIES THAT WE ARE IN RECEIPT OF A WRITTEN NOTICE FROM CITY NATIONAL BANK OF ITS ELECTION NOT TO EXTEND THE FOLLOWING REFERENCED LETTER OF CREDIT FOR AN ADDITIONAL PERIOD OF ONE YEAR, AND AS OF THE DATE OF THIS DRAWING, WE HAVE NOT RECEIVED AN ACCEPTABLE REPLACEMENT LETTER OF CREDIT FROM HISTOGEN, INC. THEREFORE, PURSUANT TO THE LEASE, WE ARE DRAWING THE AMOUNT OF (INSERT AMOUNT OF DRAFT) UNDER CITY NATIONAL BANK LETTER OF CREDIT NUMBER (LC NUMBER).”

SPECIAL CONDITIONS:

1. PARTIAL DRAWINGS ARE ALLOWED.

2. MULTIPLE DRAWINGS ARE ALLOWED.

3. IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR AN ADDITIONAL PERIOD OF ONE (1) YEAR FROM THE EXPIRY DATE HEREOF OR ANY FUTURE EXPIRY DATE, UNLESS AT LEAST NINETY (90) DAYS PRIOR TO ANY EXPIRATION DATE, WE SEND NOTICE TO THE BENEFICIARY BY OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD. HOWEVER, IN THE EVENT SUCH NOTICE IS GIVEN, YOU MAY DRAW THE THEN FULL AVAILABLE AMOUNT OF THIS LETTER OF CREDIT IN ACCORDANCE WITH THE TERMS HEREIN. IN NO EVENT SHALL THIS LETTER OF CREDIT BE EXTENDED BEYOND NOVEMBER 30, 2031, THE FINAL EXPIRATION DATE.

4. THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY. TRANSFER OF THIS LETTER OF CREDIT IS SUBJECT TO CITY NATIONAL BANK’S RECEIPT OF FULLY COMPLETED BENEFICIARY’S INSTRUCTIONS IN THE FORM ATTACHED HERETO AS EXHIBIT B, ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENT(S), IF ANY. SUCH TRANSFER REQUEST BY THE BENEFICIARY SHALL BE EFFECTIVE BY CITY NATIONAL BANK’S ENDORSEMENT OF THE TRANSFER ON THE ORIGINAL LETTER OF CREDIT AND ITS DELIVERY BY US TO THE TRANSFEREE. TRANSFER FEES ARE FOR ACCOUNT OF THE APPLICANT WHICH PAYMENT SHALL NOT BE A CONDITION TO ANY TRANSFER.

DRAWING DOCUMENTS, INCLUDING THE SIGHT DRAFT, MAY BE PRESENTED TO CITY NATIONAL BANK FOR PAYMENT AT THE BELOW STATED LOS ANGELES ADDRESS BY HAND, OVERNIGHT COURIER SERVICE OR REGISTERED MAIL WITH RETURNED RECEIPT REQUESTED. PRESENTATION SHALL BE COMPLETED UPON CITY NATIONAL BANK’S ACTUAL RECEIPT OF THE DOCUMENTS. IN ADDITION, PRESENTATION OF DRAWING DOCUMENTS, INCLUDING THE SIGHT DRAFT, MAY ALSO BE PRESENTED TO CITY NATIONAL BANK FOR PAYMENT BY FAX TRANSMISSION TO US AT FAX NUMBER 213 673 0430 OR SUCH OTHER FAX NUMBER ADVISED BY US TO YOU BY OVERNIGHT COURIER SERVICE. PRESENTATION SHALL BE COMPLETED UPON CITY NATIONAL BANK’S ACTUAL RECEIPT OF THE DOCUMENTS BY SUCH FAX TRANSMISSION. TO THE EXTENT A PRESENTATION IS MADE BY FAX TRANSMISSION, YOU ARE REQUESTED TO (1) PROVIDE TELEPHONE NOTIFICATION THEREOF TO THE ISSUING BANK AT PHONE NUMBER 213 673 8651 PRIOR TO OR SIMULTANEOUSLY WITH THE SENDING OF SUCH FAX TRANSMISSION AND (2) SEND THE ORIGINAL DRAWING DOCUMENTS TO THE ISSUING BANK BY OVERNIGHT COURIER, AT THE LOS ANGELES ADDRESS PROVIDED BELOW FOR PRESENTATION OF DOCUMENTS, PROVIDED, HOWEVER, THAT ISSUING BANK’S RECEIPT OF SUCH TELEPHONE NOTICE AND/OR ORIGINAL DOCUMENTS SHALL NOT BE A CONDITION FOR PAYMENT HEREUNDER.

THE LEASE MENTIONED IN THIS LETTER OF CREDIT IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

ALL BANKING CHARGES ARE FOR THE APPLICANT’S ACCOUNT.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED WITHIN TWO (2) BUSINESS DAYS IF PRESENTED FOR PAYMENT AT THE OFFICE OF CITY NATIONAL BANK, INTERNATIONAL DEPARTMENT, 350 S. GRAND AVENUE, MAIL CODE 944-01, LOS ANGELES, CALIFORNIA 90071 OR AFTER PRESENTATION BY FAX TRANSMISSION IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS LETTER OF CREDIT IS ISSUED SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998 (“ISP98”), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

SHOULD YOU HAVE OCCASION TO COMMUNICATE WITH US REGARDING THIS LETTER OF CREDIT, KINDLY DIRECT YOUR COMMUNICATION TO THE ATTENTION OF OUR STANDBY LETTER OF CREDIT DEPARTMENT AT THE ABOVE ADDRESS OR PHONE (213) 673-8640, MAKING SPECIFIC REFERENCE TO OUR LETTER OF CREDIT NUMBER (LC NUMBER).

City National Bank

/s/ Josie Parades
Josie Parades, Vice President

/s/ Rebecca Forgione
Rebecca Forgione, Asst. Vice President

City National Bank

THIS EXHIBIT A IS AN INTEGRAL PART OF IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER ___________

SIGHT DRAFT

DATE: ___________

TO:	CITY NATIONAL BANK

350 S. GRAND AVENUE, MAIL CODE 944-01

LOS ANGELES, CALIFORNIA 90071

ATTN: INTERNATIONAL DEPARTMENT

AT SIGHT, PAY TO THE ORDER OF: __________________________________________

THE SUM OF___________________________________________________ U.S. DOLLARS

(USD__________________)

DRAWN UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO. (LC NUMBER) OF CITY NATIONAL BANK, LOS ANGELES, CALIFORNIA.

(INSERT NAME OF BENEFICIARY)

BY:
(SIGNATURE)

NAME:
(PRINTED NAME)

TITLE:

EXHIBIT B

THIS EXHIBIT IS AN INTEGRAL PART OF CITY NATIONAL BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO.

TRANSFER INSTRUCTIONS FORM

TO: City National Bank International Department 350 S. Grand Avenue, Mail Code 944-01 Los Angeles, California 90071	DATE:

RE: City National Bank Letter of Credit No. Dated

Ladies/Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:

(Name of Transferee)

(Address of Transferee)

all rights of the undersigned beneficiary to draw under the above-referenced Letter of Credit in its entirety.

By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

The original of the Letter of Credit is returned herewith together with any and all amendments, and we ask you to endorse the transfer on the reverse of the Letter of Credit, and forward it direct to the transferee with your customary notice of transfer.

Beneficiary name:	Signature Guaranteed The beneficiary’s signature with title conforms with that on file with us and as such is authorized for the execution of this document.

Authorized Signature:	Name of Bank:

Name of signer:	Authorized Signature:

Title of signer:	Name of signer:

Title of signer:

Telephone number: